Other gains or losses, net	12 Months Ended
Dec. 31, 2017
Other gains or losses, net
Other gains or losses, net

9.          Other gains or losses, net

	Year ended	Year ended	Year ended
	12/31/17	12/31/16	12/31/15
	USD’000	USD’000	USD’000
Gain (loss) at fair value
Cross currency swap contracts(Note 40)	2,150	(14,989)	(1,459)
Derivative financial instrument(1)	1,544	2,721	30,173
Foreign currency forward contracts	2,109	—	172
Financial products sold by banks	1,087	4,651	22,489
Net gain (loss) arising on financial instruments at FVTPL	6,890	(7,617)	51,375
Others(2)	9,609	5,504	4,236
	16,499	(2,113)	55,611
(1)

The derivative financial instrument was a put option with the right of Siltech Semiconductor (Shanghai) Corporation Limited (“SilTech Shanghai”, an indirectly wholly-owned subsidiary of the Company) to sell Suzhou Changjiang Electric Xinke Investment Co., Ltd. (“Changjiang Xinke”) to Jiangsu Changjiang Electronics Technology Co., Ltd. (“JCET”), pursuant to an investment exit agreement entered in December 2014 and exercised in June 2017.

(2)

Others included a gain of US$18.5 million arising from the disposal agreement and the subscription agreement (Note 19) entered by SilTech Shanghai and JCET on April 27, 2016, and a loss of potential cash compensation accrued at US $12.5 million that may be incurred depending on the profit of Changjiang Xinke during the three years of 2017, 2018 and 2019. The potential cash compensation was deemed as the terms of the supplemental agreement entered by SilTech Shanghai and JCET on December 9, 2016. Such gain and loss was recognized in 2017.